UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 6, 2007

KAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-97201	98-0360062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 6, 79 Baker Street London, W1U 6RG, United Kingdom	W1U 6RG
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 20 7935-4440

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 22, 2007, Morgan & Company (“Morgan”) notified KAL Energy, Inc. (the “Company”) that Morgan would resign as the Company’s principal independent registered public accounting firm, effective upon the appointment by the Company of a successor firm.

On March 6, 2007, the Board of Directors of the Company engaged Kabani & Company, Inc. ("Kabani") to serve as the Company’s principal independent registered public accounting firm, effective immediately.

The audit reports of Morgan on the Company’s financial statements (the “Auditor’s Reports”) for the fiscal years ended May 31, 2006 and 2005 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: the Auditors’ Report dated August 4, 2006 for the fiscal year ended May 31, 2006 contained a qualification as to uncertainty.

During the period from June 1, 2005 to the date hereof, there have been no disagreements between the Company and Morgan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Morgan’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

The Company provided Morgan with a copy of this Current Report on Form 8-K and requested that Morgan furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Morgan agrees with the statements that the Company made in this Current Report on Form 8-K. The letter from Morgan is attached hereto as Exhibit 16.1.

As part of its engagement as the Company’s independent registered public accounting firm, Kabani will conduct a review of the Company’s balance sheet for the period ended February 28, 2007, and the related statements of operations and cash flows for the nine-month period ending February 28, 2007.

During the period from June 1, 2005 to the date of this Current Report on Form 8-K, neither the Company, nor anyone acting on its behalf, consulted with Kabani regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S−B.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit Number	Description

16.1	Letter dated March 12, 2007 from Morgan to the Securities and Exchange Commission as to the statements regarding Morgan included in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAL ENERGY, INC.

Date: March 12, 2007	By:	/s/ Jorge Nigaglioni
Jorge Nigaglioni, Chief Financial Officer